Exhibit 99.1
PHARMA GENEXX S.A.
Financial statements
December 31, 2008 and 2007
A free translation from the original in Spanish

CONTENIDO
Report of Independent Registered Public Accounting Firm
Balance sheet
Income statement
Notes to the financial statements

	$-	Chilean pesos
ThCh$	-	Thousands of Chilean pesos
UF	-	A UF is a daily indexed, peso-denominated monetary unit. The UF rate is set daily in advance based on the previous month’s inflation rate.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders
of Pharma Genexx S.A.
1	We have audited the accompanying balance sheets of Pharma Genexx S.A. as of December 31, 2008 and 2007 and the related statements of income and of cash flows for the years then ended. These financial statements (including the corresponding notes) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

2	We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

3	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pharma Genexx S.A. as of December 31, 2008 and 2007, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in Chile.

4	Accounting principles generally accepted in Chile vary in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”). Information relating to the nature and effect of such differences is presented in Note 16 to the financial statements.

/s/ PricewaterhouseCoopers
Santiago, Chile
December 4, 2009

PHARMA GENEXX S.A.
BALANCE SHEETS

	At December 31,
ASSETS	2008	2007
	ThCh$	ThCh$
CURRENT ASSETS
Cash	264,001	58,519
Account receivables (net)	2,231,175	503,845
Notes receivables	69,105	783
Sundry debtors	302,004	583
Accounts receivables from related companies	661,639	492,307
Inventories	3,005,659	863,716
Recoverable income tax	156,149	65,411
Prepaid expenses	3,203	5,481
Deferred tax	38,183	3,055

Total current assets	6,731,118	1,993,700

FIXED ASSETS
Other fixed assets	9,506	8,101
Accumulated depreciation	(4,586)	(1,852)

Net total fixed assets	4,920	6,249

OTHER ASSETS
Intangibles (net)	116,457	92,647

Total assets	6,852,495	2,092,596

	At December 31,
LIABILITIES AND EQUITY	2008	2007
	ThCh$	ThCh$
CURRENT LIABILITIES
Obligations with banks and financial institutions	3,953,179	864,819
Accounts payable	629,526	200,988
Accounts payable to related companies	469,491	13,997
Provisions	38,892	36,802
Withholdings	12,387	9,666
Income tax provision	43,089	—

Total current liabilities	5,146,564	1,126,272

EQUITY
Paid-in capital	1,305,163	901,563
Retained earnings	64,761	(15,493)
Net income	336,007	80,254

Total equity	1,705,931	966,324

Total liabilities and equity	6,852,495	2,092,596

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
STATEMENT OF INCOME

	For the years ended
	December 31,
	2008	2007
	ThCh$	ThCh$
OPERATING INCOME
Net sales	5,723,963	1,925,903
Cost of sales	(3,780,896)	(1,324,301)

Gross margin	1,943,067	601,602
Administrative and selling expenses	(1,208,341)	(505,695)

Operating profit	734,726	95,907

NON-OPERATING PROFIT
Financial income	1,279	8,317
Financial expenses	(123,591)	(8,743)
Monetary correction	31,100	(12,016)
Exchange differences	(247,508)	9,295

Non-operating profit	(338,720)	(3,147)

Income before income tax	396,006	92,760
Income tax	(59,999)	(12,506)

NET INCOME	336,007	80,254

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
STATEMENT CASH FLOWS

	For the years ended
	December 31,
	2008	2007
	ThCh$	ThCh$
OPERATING ACTIVITIES
Net income	336,007	80,254
Principal non-cash charges / (credits) to income:
Depreciation of fixed assets	2,734	1,852
Amortization of intangibles	43,905	30,716
Monetary correction	(31,100)	12,016
Exchange rate	247,508	(9,295)
Other charges not represented in the cash flows	27,424	4,356

Changes in assets that affect the cash flows:
Account receivables	(1,768,507)	(505,212)
Inventories	(2,212,531)	(830,512)
Accounts receivables from to related companies	(209,566)	(586,314)
Other assets	(94,253)	(81,504)

Changes in liabilities that affect the cash flows:
Accounts payable	444,964	176,820
Other liabilities	51,698	60,178

Net cash used in operating activities	(3,161,717)	(1,646,645)

FINANCING ACTIVITIES
Capital contributions	403,200	437,470
Loans obtained	3,159,038	1,252,063
Payment of loans	(115,481)	(387,285)

Net cash provided by financing activities	3,446,757	1,302,248

INVESTING ACTIVITIES
Purchase of fixed assets	(1,883)	(6,489)
Purchase of intangibles	(67,715)	(30,383)

Net cash used in investing activities	(69,598)	(36,872)

Net cash flows for period	215,442	(381,269)

Inflation effect on cash and cash equivalents	(9,960)	(9,303)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	205,482	(390,572)
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	58,519	449,091

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	264,001	58,519

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2008 AND 2007
NOTE 1 – THE CONSTITUTION OF THE COMPANY
The Company was created in public writing on September 22, 2006. Its objectives are importation, exportation, manufacturing through third parties and marketing generic medicines and medical and hospital consumables in the Republic of Chile and abroad. The Company also represents and negotiates with firms, companies and laboratories that manufacture and/or market these generic medicines and medical and hospital consumables.
It is a closely held corporation whose constitution was published in the Official Bulletin No 38,575 on September 28, 2006.
NOTE 2 – A SUMMARY OF THE MAIN ACCOUNTING CRITERIA USED
a)	Accounting period
The present financial statements cover the periods between January 1 and December 31, 2008 and 2007.
b)	Preparation basis
The financial statements at December 31, 2008 and 2007 have been prepared in accordance with generally accepted accounting principles in Chile.
c)	Monetary correction
The present financial statements have been adjusted to take into account the effect of variation of currency on the purchasing power during the period. The update has been determined by the variation of the Consumer Price Index published by the National Institute of Statistics. The variation for the year 2008 was 8.9% (7.4% for 2007).
d)	Presentation basis
For comparative purposes the financial statements from December 31, 2007 are presented updated and adjusted by 8.9%.
e)	Conversion bases
At December 31, 2008 and 2007 the assets and liabilities in foreign currency and UF have been expressed according to the following:

	2008	2007
	$	$

US Dollar	636.45	486.89
UF	21,452.57	19,622.66

The corresponding exchange differences are accounted for in the results for the periods within the item Exchange Differences.
f)	Inventories
Inventories are presented at price — level restated costs and do not exceed their net realizable value.
g)	Allowance for doubtful accounts
Based on historical behavior of the portfolio of clients, the Company maintains a provision for covering possible losses due to non recoverable accounts. This allowance is presented net of its corresponding asset accounts.
h)	Fixed assets
Fixed assets are stated at cost plus price-level restatements. Depreciation for each year has been calculated using the straight-line method, based on the estimated useful lives assigned to the assets.
i)	Intangibles
Intangibles correspond to medical registers and commercial brands, which are presented at their price — level restated cost net of amortization. Medical registers represent pharmaceutical and cosmetics rights paid to the Chilean Institute of Public Health (ISP) for the right of use of these products in Chile and abroad. This rights are amortized on straight-line basis over the period covered by the rights (5 years).
j)	Income tax and deferred tax
In agreement with the current tax regulations, income tax is determined on accrual basis.
Deferred tax is based on all temporary differences that originate from tax and accounting basis of assets and liabilities. This conforms to the Technical Bulletins N° 60, 69, 71 and 73 issued by the Chilean Institute of Accountants.
k)	Vacation
The annual cost of vacation has been accounted for in the financial statements on an accrual basis.
l)	Statement of cash flows
The Company has considered all available funds and investments that are easy to liquidate within 90 days as cash and cash equivalents.
All cash flows relating to the Company ´s business, including interest paid, financial income and all other flows that are not defined as investing or financing have been included under operating activities. The operational concept used in this statement is wider than that considered in the statement of income.

m)	Derivative contracts
At the end of each year the Company maintains contracts that cover present and near future transactions. These are valued in accordance with the Technical Bulletin No 57 issued by the Chilean Institute of Accountants A.G.
NOTE 3 – MONETARY CORRECTION
The application of the monetary correction mechanism, as described in Notes 2 c) and d) is summarized as follows:

	Credit (charge) to
	financial statements
	2008	2007
	ThCh$	ThCh$

Update of:
Equity	(82,574)	(31,039)
Inventory	96,643	10,493
Intangibles	11,215	7,020
Current assets	5,816	1,510

Total	31,100	(12,016)

NOTE 4 – EXCHANGE DIFFERENCES
At December 31, 2008 and 2007, the Company maintains assets and liabilities in dollars that generated the following exchange differences:

Item	Currency	2008	2007
		ThCh$	ThCh$

Assets (charge)/credit
Cash	Dollars	(3,297)	—
Other assets	Dollars	88,923	—

Total (charge)/credit		85,626	—

Liabilities (charge)/credit
Imports in transit	Dollars	(20,685)	—
Bank obligations	Dollars	(315,412)	9,295
Other liabilities	Dollars	2,963	—

Total (charge)/credit		(333,134)	9,295

Total exchange rate difference		(247,508)	9,295

NOTE 5 – ACCOUNT RECEIVABLES
At December 31, 2008 and 2007, the details are the following:

	2008	2007
	ThCh$	ThCh$

Local clients	2,368,157	508,201
Allowance for doubtful accounts	(136,982)	(4,356)

Total accounts receivable	2,231,175	503,845

NOTE 6 – BALANCES AND TRANSACTIONS WITH RELATED COMPANIES
a)	Accounts receivable from related companies — short term

Entity	Type of relationship	2008	2007
		ThCh$	ThCh$

Farmacias Ahumada S.A.	Indirect	661,639	492,307

b)	Accounts payable to related companies- short term

Entity	Type of relationship	2008	2007
		ThCh$	ThCh$

Laboratorio Volta	Shareholder	469,491	13,997

c)	The transactions made with related companies during 2008 and 2007 were the following:

					(Charge)
			Transaction		credit to income
Entity	Type of relationship	Concept	2008	2007	2008	2007
			ThCh$	ThCh$	ThCh$	ThCh$

Farmacias Ahumada S.A.	Indirect	Capital contributions	201,600	218,735	—	—
		Sale of inventory	1,623,040	1,158,389	505,731	360,948
		Commercial output	—	248,087	—	104,238

Laboratorio Volta S.A.	Shareholder	Capital contributions	201,600	218,735	—	—
		Sale of inventory	408,971	772,391	127,423	240,654
		Loans	—	513,325	—	—
		Inventory purchased	2,611,311	1,045,349	—	—

NOTE 7 – INVENTORIES
As of December 31, 2008 and 2007, inventories are valued as described in Note 2 f) and are detailed as follows:

	2008	2007
	ThCh$	ThCh$

Finished products	2,065,742	651,122
Merchandise in transit	643,550	147,073
Direct materials	133,521	47,912
Materials and packaging	152,466	12,544
Products in process	10,380	5,065

Total inventories	3,005,659	863,716

NOTE 8 – FIXED ASSETS
As of December 31, 2008 and 2007 fixed assets are comprised as follows:

	2008	2007
	ThCh$	ThCh$

Computer equipment	7,256	5,851
Furniture and utilities	2,250	2,250

Total fixed assets	9,506	8,101
Accumulated depreciation	(4,586)	(1,852)

Total fixed assets (net)	4,920	6,249

The charge for depreciation in 2008 amounted to ThCh$ 2,734 (ThCh$ 1,852 in 2007). This was included within the administrative and selling expenses item in the statement of income.
NOTE 9 – INTANGIBLES
The composition of this item as of December 31, 2008 and 2007 is as follows:

	2008	2007
	ThCh$	ThCh$

Medical registers	185,815	118,100
Trademarks	5,263	5,263

Subtotal	191,078	123,363
Accumulated amortization	(74,621)	(30,716)

Total	116,457	92,647

NOTE 10 – DERIVATIVE CONTRACTS
At December 31, 2008 Pharma Genexx S.A. maintains derivative contracts to cover its obligations with banks held in US Dollars.
The outstanding contracts at the end of the year 2008 have been valued in accordance with the criteria described in Note 2 m), and their maturity details are as follows:

		Fair value at	Effect on Income
Days until maturity	Contract value	December 31, 2008	statement (profit)
	ThCh$	ThCh$	ThCh$

0 to 30	606,918	671,281	64,363
31 to 60	264,299	304,504	40,205
61 to 90	811,526	897,586	86,061
91 to 120	326,895	369,893	42,997
121 to 180	823,440	797,860	(25,580)
More than 180	85,369	83,730	(1,639)

Total			206,407

NOTE 11 – OBLIGATIONS WITH BANKS AND FINANCIAL INSTITUTIONS

Details	Currency type	2008	2007
		ThCh$	ThCh$

Itaú Bank	Dollars	339,359	502,052
Itaú Bank	Pesos	100,175	54,450
Bank of Chile	Dollars	112,951	198,966
Bice Bank	Pesos	—	109,351
Bice Bank	Dollars	1,299,118	—
Santander Bank	Dollars	298,949	—
Santander Bank	Pesos	100,431	—
Corp Banca Bank	Dollars	906,439	—
BBVA Bank	Dollars	580,231	—
BBVA Bank	Pesos	215,526	—

Total		3,953,179	864,819

Annual average interest rate		5.17%	7.63%

NOTE 12 – INCOME TAX AND DEFERRED TAX
a)	Recoverable income tax
Recoverable income tax is comprised by the following Items:

Detail	2008	2007
	ThCh$	ThCh$

Income tax	—	(15,561)
Monthly provisional payments	—	20,678
VAT fiscal credit	156,149	60,294

Total	156,149	65,411

b)	Tax obligations
At December 31, 2008, the Company had a taxable income of ThCh$ 546,818 (ThCh$ 91,535 in 2007). Thus an income tax provision of ThCh$ 92,959 (ThCh$ 15,561 in 2007) which in 2008 is presented net of Monthly provisional payments of ThCh$ 49,870.
c)	Deferred tax
The accumulated balance of deferred tax at the end of each year is as follows:

	Short term
Temporary differences	2008	2007
	ThCh$	ThCh$

Assets
Vacation accrual	2,709	2,314
Allowance for doubtful accounts	22,607	741
Obsolescence provision	12,867	—

Total assets	38,183	3,055

d)	Effect on Income

	(Charge) credit to
	financial statements
	2008	2007
	ThCh$	ThCh$

Current tax expenses	(92,959)	(15,561)
Deferred tax effect (current year)	32,960	3,055

Total	(59,999)	(12,506)

NOTE 13 – EQUITY
The movement in equity is as follows:

		Retained	Income of
	Capital in paid	earnings	the year	Total
	ThCh$	ThCh$	ThCh$	ThCh$

Balance as of January 1, 2007	398,400	—	(13,247)	385,153
Transfer to retained earning	—	(13,247)	13,247	—
Capital contributions	400,000	—	—	400,000
Monetary correction	29,482	(980)	—	28,502
Net income for the year	—	—	73,695	73,695

Balance as of December 31, 2007	827,882	(14,227)	73,695	887,350

In constant pesos of December 31, 2008 for comparative purposes	901,563	(15,493)	80,254	966,324

Balance as of January 1, 2008	827,882	(14,227)	73,695	887,350
Transfer to retained earnings	—	73,695	(73,695)	—
Capital contributions	400,000	—	—	400,000
Monetary correction	77,281	5,293	—	82,574
Net income for the year	—	—	336,007	336,007

Balance as of 31, 2008	1,305,163	64,761	336,007	1,705,931

In agreement with Article No 10 of Law No 18,046 the corresponding monetary correction has been incorporated into Paid-in capital, which amounted to ThCh$ 1,305,163 as of December, 31 2008.
During October 2008, Fasa Chile S.A. and Laboratorio Volta S.A. integrated capital contributions of ThCh$ 200,000 (historical value), with each maintaining their participation at 50%.
During August 2007, Fasa Chile S.A. and Laboratorio Volta S.A. integrated capital contributions of ThCh$ 200,000 (historical value), with each maintaining their participation at 50%.
On September 22, 2006, the companies Fasa Corp S.A. and Laboratorio Volta S.A. concurred to the formation of the Company, each with a cash contribution of ThCh$ 200,000 (historical value) and contributions payable of ThCh$ 800,000 (historical value), with each maintaining their ownership at 50%.
NOTE 14 – AGREEMENTS AND CONTINGENCIES
The Company administration and their legal counsels are not aware of any possible contingencies and/or agreements that could affect the financial statements at December 31, 2008.

NOTE 15 – SUBSEQUENT EVENTS
There is no knowledge of events occurring between December 31, 2008 and the issuance date of these financial statements that could significantly affect their interpretation.
NOTE 16 – DIFFERENCES BETWEEN CHILEAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
Accounting principles generally accepted in Chile vary in certain important respects from the accounting principles generally accepted in the United States. Such differences involve certain methods for measuring the amounts shown in the financial statements, as well as additional disclosures required by accounting principles generally accepted in the United States (“US GAAP”).
I	Differences in measurement methods
The principal methods applied in the preparation of the accompanying financial statements which have resulted in amounts which differ from those that would have otherwise been determined under US GAAP are as follows:
a)	Inflation accounting
Chilean accounting principles require that financial statements be restated to reflect the full effects of loss in the purchasing power of the Chilean peso on the financial position and results of operations of reporting entities. The method, described in Note 2, is based on a model which enables calculation of net inflation gains or losses caused by monetary assets and liabilities exposed to changes in the purchasing power of the local currency, by restating all non-monetary accounts in the financial statements. The model prescribes that the historic cost of such accounts be restated for general price-level changes between the date of origin of each item and the year-end, but allows direct utilization of replacement values for the restatement of inventories as an alternative to the price-level restatement of those assets, but only if the resulting variation is not material.
The inclusion of price-level adjustments in the accompanying financial statements is not considered appropriate under US GAAP; accordingly, the effect of price-level changes has been eliminated in the reconciliation to US GAAP.
b)	Income tax
Under Chilean GAAP, effective January 1, 2000, the Company began applying Technical Bulletin No. 60 of the Chilean Institute of Accountants (“TB 60”) concerning deferred income taxes. TB 60 requires the recognition of deferred income taxes for all temporary differences, whether recurring or not, using an asset and liability approach. The effects of deferred income taxes at January 1, 2000 that were not previously recorded, were recognized, in accordance with the transitional provision provided by TB 60, against asset or liability accounts (“complementary accounts”) and were recorded to offset the effects of the deferred tax assets and liabilities not recorded prior to January 1, 2000. Complementary accounts are amortized to income over the estimated average reversal periods corresponding to underlying temporary differences to which the deferred tax asset or liability related. A valuation allowance is provided if, based on the weight of available evidence, some portion, or all, of the deferred income tax assets will not be realized.

For U.S. GAAP purposes, the Company applied SFAS No. 109, “Accounting for Income Taxes”, whereby income taxes are also recognized using substantially the same asset and liability approach, with deferred income tax assets and liabilities established for temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities at enacted rates expected to be in effect when such amounts will be realized. A valuation allowance is provided against deferred tax assets that are not recoverable on a more-likely-than-not basis.
The effect of providing for deferred income taxes for the differences between the amounts shown for assets and liabilities in the balance sheet and the tax bases of those assets and liabilities is included in paragraph 1 f) below and certain disclosures required under FAS 109 are set forth under section III b) below.
c)	Comprehensive income
Comprehensive income (loss) is the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. For US GAAP purposes, companies are required to report comprehensive income and its components in a full set of general purpose financial statements. US GAAP requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Under Chilean GAAP, the statement of comprehensive income is not required, and all transactions arising from non-owner sources are reported as balance accounts until realized.
As of December 31, 2008 and 2007, there were no transactions to be reported within the statement of comprehensive income.
d)	Derivative financial instruments
The Company enters into foreign currency forward exchange contracts to cover the risk of exposure to exchange rate differences arising from its import agreements (letter of credits). Under these forward contracts, for any rate above or below the fixed rate, the Company receives or pays the difference between the spot rate and the fixed rate for the given amount at the settlement date.
Under Chilean GAAP, derivatives are accounted for in accordance with Technical Bulletin N° 57, “Accounting for Derivative Contracts” (“TB 57”). Under TB 57, all derivative financial instruments should be recognized on the balance sheet at their fair value. In addition, TB 57 requires that derivative financial instruments be classified as Non-hedging (investment) instruments and Hedging instruments, the latter further divided into those covering existing transactions and those covering anticipated transactions.
Contracts to cover existing transactions hedge against the risk of a change in the fair value of a hedged item. The differences resulting from the changes in the fair value of both the hedged item and the derivative instrument should be accounted for as follows:
i)	If the net effect is a loss, it should be recognized in earnings in the period of change.

ii)	If the net effect is a gain, it should be recognized when the contract is closed and accordingly deferred on the balance sheet.

iii)	If the net effect is a gain and net losses were recorded on the transaction in prior years, a gain should be recognized in earnings in the current period up to the amount of net losses recorded previously.

iv)	If the effect is a net loss and net gains were recorded (as deferred revenue) on the transaction in prior years, the gain should be utilized to offset the net loss before recording the remaining loss in the results of operations for the year.
Contracts to cover anticipated transactions are those that have the objective of protecting cash flow risks of a transaction expected to occur in the future (cash flow hedge). The hedging instrument should be recorded at its fair value and the changes in fair value should be stated on the balance sheet as unrealized gains or losses. When the contract is closed the unrealized gains or losses on the derivative instrument should be recognized in earnings without affecting the cost or sales price of the asset acquired or sold in the transaction. However, probable losses arising from purchase commitments should not be deferred.
Non-hedging (investment) instruments should also be presented at their fair value, with changes in fair value reflected in the earnings of the period in which the change in fair value occurs.
Under US GAAP, the Company applies SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, as amended by SFAS 137 and SFAS 138 on the same matter (collectively referred to herein as “SFAS 133”). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivative instruments be recognized on the balance sheet at fair value and that changes in the fair value be recognized in income when they occur, the only exception being derivatives that qualify as hedges. To qualify the derivative instrument as a hedge, the Company must meet strict hedge effectiveness and contemporaneous documentation requirements at the initiation of the hedge and assess the hedge effectiveness on an ongoing basis over the life of the hedge. At December 31, 2008 and 2007, the forward contracts designated as hedges for Chilean GAAP purposes did not meet the documentation requirements to be designated as hedges under US GAAP. Accordingly, for US GAAP purposes the Company recognizes all changes in fair values in income as incurred. During the year ended December 31, 2008 and 2007, deferred gains have been recognized for certain derivative contracts under Chilean GAAP. Deferrals are not permitted under US GAAP for companies that do not qualify for hedge accounting. These deferred gains have been adjusted for in paragraph 1 f) below.
e)	Trademarks
Under Chilean GAAP, beginning in 1998 trademarks are amortized over a period not exceeding 20 years. Under US GAAP, internally developed trademarks are expensed as incurred.

f)	Effects of conforming to US GAAP
The adjustments to reported net income pursuant to Chilean GAAP required to conform with accounting principles generally accepted in the United States are as follows:

	2008	2007
	ThCh$	ThCh$

Net income as shown in the Chilean GAAP financial statements	336,007	73,695
Reversal of price level adjustment of (par 1 a)):
Fixed assets	(728)	(577)
Accumulated depreciation	242	132
Trademarks	(13,824)	(6,446)
Amortization of trademarks	2,609	—
Inventories	(87,008)	(9,635)
Pre-paid expenses	(1,862)	(355)
Recoverable tax	(3,377)	(587)
Equity	82,574	28,502
Adjustment for deferred income taxes (par. 1b))	21,185	61
Adjustment related to derivative instruments (par. 1d))	(20,664)	17,107

Net income according to US GAAP	315,154	101,897

Comprehensive income according to US GAAP, net of tax (par. 1c))	315,154	101,897

The adjustments required to conform net equity amounts to the accounting principles generally accepted in the United States are as follows:

	2008	2007
	ThCh$	ThCh$

Net equity as shown in the Chilean GAAP financial statements	1,705,931	887,350
Reversal of price level adjustment of (par 1 a)):
Fixed assets	(1,305)	(577)
Accumulated depreciation	374	132
Trademarks	(20,270)	(6,446)
Amortization of trademarks	2,609	—
Inventory	(96,643)	(9,635)
Pre-paid expenses	(2,217)	(355)
Recoverable tax	(3,964)	(587)
Adjustment for deferred income taxes (par. 1b))	22,011	826
Adjustment related to derivative instruments (par. 1d))	(3,557)	17,107
Adjustment for trademarks (par. 1e))	(4,500)	(4,500)

Net equity according to US GAAP	1,598,469	883,315

The following summarizes the changes in Shareholders’ equity under US GAAP during the years ended December 31, 2008, 2007 and 2006:

ThCh$

Balance at December 31, 2006	381,418

Capital contributions	400,000
Net income for the year	101,897

Balance at December 31, 2007	883,315

Capital contributions	400,000
Net income for the year	315,154

Balance at December 31, 2008	1,598,469

II US GAAP Condensed Balance Sheet
BALANCE SHEET
US GAAP

	As of December 31,
ASSETS	2008	2007
	ThCh$	ThCh$
CURRENT ASSETS
Cash and cash equivalents	264,001	53,736
Account receivables (net)	2,231,175	462,668
Notes receivables	69,105	718
Sundry debtors	298,447	17,643
Accounts receivables from related companies	661,639	452,073
Inventories	2,909,016	783,493
Recoverable income tax	152,185	59,477
Prepaid expenses	986	4,678
Deferred tax	57,033	1,695

Total current assets	6,643,587	1,837,394

FIXED ASSETS
Other fixed assets	8,201	6,862
Accumulated depreciation	(4,212)	(1,569)

Total fixed assets (net)	3,989	5,293

OTHER ASSETS
Deferred taxes long-term	3,161	1,936
Intangibles (net)	94,296	74,131

Total assets	6,745,033	1,917,541

	As of December 31,
LIABILITIES AND EQUITY	2008	2007
	ThCh$	ThCh$
CURRENT LIABILITIES
Obligations to banks and financial institutions	3,953,179	794,141
Accounts payable	629,526	184,562
Accounts payable to related companies	469,491	12,853
Provisions	38,892	33,794
Withholdings	12,387	8,876
Income tax provision	43,089	—

Total current liabilities	5,146,564	1,034,226

EQUITY
Common stock	—	—
Paid — in capital	1,195,687	800,980
Retained earnings	402,782	82,335

Total equity	1,598,469	883,315

Total liabilities and equity	6,745,033	1,917,541

II.1 US GAAP Condensed Statement of Income
STATEMENT OF INCOME
US GAAP

	For the years
	ended December 31,
	2008	2007
	ThCh$	ThCh$
OPERATIONAL PROFIT
Net sales	5,723,963	1,768,506
Cost of sales	(3,771,170)	(1,216,071)

Gross margin	1,952,793	552,435
Administrative and selling expenses	(1,208,341)	(464,366)

Operating income	744,452	88,069

NON-OPERATING PROFIT
Financial income	1,279	7,637
Financial expenses	(123,591)	(8,028)
Exchange differences	(268,172)	25,642

Non-operating income	(390,484)	25,251

Income before income tax	353,968	113,320
Income tax	(38,814)	(11,423)

NET INCOME	315,154	101,897

PHARMA GENEXX S.A.
Financial statements
June 30, 2009

CONTENIDO
Balance sheet
Income statement
Notes to the financial statements

	$-	Chilean pesos
ThCh$	-	Thousands of Chilean pesos
UF	-	A UF is a daily indexed, peso-denominated monetary unit. The UF rate is set daily in advance based on the previous month’s inflation rate.

PHARMA GENEXX S.A.
BALANCE SHEET
(Unaudited)

	At June 30,
ASSETS	2009	2008
	ThCh$	ThCh$
CURRENT ASSETS
Cash	146,213	113,092
Account receivables (net)	2,461,637	1,363,045
Notes receivables	21,442	5,215
Sundry debtors	15,534	473
Accounts receivables from related companies	942,575	629,564
Inventories	2,256,884	904,707
Prepaid expenses	1,467	3,720
Deferred tax	56,130	2,889

Total current assets	5,901,882	3,022,705

FIXED ASSETS
Other fixed assets	16,405	8,846
Accumulated depreciation	(6,441)	(3,110)

Net total fixed assets	9,964	5,736

OTHER ASSETS
Intangibles (net)	102,307	121,673

Total assets	6,014,153	3,150,114

	At June 30,
LIABILITIES AND EQUITY	2009	2008
	ThCh$	ThCh$
CURRENT LIABILITIES
Obligations with banks and financial institutions	2,116,352	1,320,465
Accounts payable	1,020,858	353,419
Accounts payable to related companies	310,482	194,534
Provisions	106,139	64,953
Withholdings	48,077	9,606
Income tax provision	97,832	26,979

Total current liabilities	3,699,740	1,969,956

EQUITY
Paid-in capital	1,305,163	852,718
Capital revaluation	—	27,287
Accumulated results	400,768	63,212
Net income	608,482	236,941

Total equity	2,314,413	1,180,158

Total liabilities and equity	6,014,153	3,150,114

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
STATEMENT OF INCOME
(Unaudited)

	For the six months
	period ended June 30,
	2009	2008
	ThCh$	ThCh$
OPERATING INCOME
Net sales	4,524,083	2,456,209
Cost of sales	(2,891,322)	(1,601,785)

Gross margin	1,632,761	854,424
Administrative and selling expenses	(769,646)	(489,801)

Operating income	863,115	364,623

NON-OPERATING PROFIT
Financial income	26	—
Financial expenses	(82,206)	(37,173)
Monetary correction	(2,650)	(24,684)
Exchange differences	(34,909)	(17,294)

Non-operating income	(119,739)	(79,151)

Income before income tax	743,376	285,472
Income tax	(134,894)	(48,531)

NET INCOME	608,482	236,941

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
STATEMENT CASH FLOWS
(Unaudited)

	For the six months
	period ended June 30,
	2009	2008
	ThCh$	ThCh$
OPERATING ACTIVITIES
Net income	608,482	236,941

Principal non-cash charges / (credits) to income
Depreciation of fixed assets	1,855	1,254
Amortization of intangibles	24,765	19,971
Monetary correction	2,650	24,684
Exchange rate	34,909	17,294

Changes in assets that affect the cash flows:
Account receivables	103,671	(890,894)
Inventories	748,775	(87,785)
Accounts receivables from to related companies	(439,945)	(112,214)
Other assets	95,194	63,430

Changes in liabilities that affect the cash flows:
Accounts payable	285,762	163,320
Other liabilities	202,424	19,617

Net cash provided by operating activities	1,668,542	(544,382)

FINANCING ACTIVITIES
Loans obtained	694,891	965,347
Payment of loans	(2,456,844)	(312,657)

Net cash provided by financing activities	(1,761,953)	652,690

INVESTING ACTIVITIES
Purchase of fixed assets	(6,899)	(1,371)
Purchase of intangibles	(10,615)	(50,202)

Net cash used in investing activities	(17,514)	(51,573)

Net cash flows for period	(110,925)	56,735

Inflation effect on cash and cash equivalents	(6,863)	1,007

NET DECREASE IN CASH AND CASH EQUIVALENTS	(117,788)	57,742
CASH AND CASH EQUIVALENTS AT THE BEGINNING OF THE PERIOD	264,001	55,350

CASH AND CASH EQUIVALENTS AT THE END OF THE PERIOD	146,213	113,092

The accompanying Notes 1 to 16 are an integral part of these financial statements.

PHARMA GENEXX S.A.
NOTES TO THE FINANCIAL STATEMENTS
AT JUNE 30, 2009 AND 2008
NOTE 1 – THE CONSTITUTION OF THE COMPANY
The Company was created in public writing on September 22, 2006. Its objectives are importation, exportation, manufacturing through third parties and marketing generic medicines and medical and hospital consumables in the Republic of Chile and abroad. The Company also represents and negotiates with firms, companies and laboratories that manufacture and/or market these generic medicines and medical and hospital consumables.
It is a closely held corporation whose constitution was published in the Official Bulletin No 38,575 on September 28, 2006.
NOTE 2 – A SUMMARY OF THE MAIN ACCOUNTING CRITERIA USED
g)	Accounting period
The present financial statements cover the period between January 1 and June 30, 2009 and 2008.
h)	Preparation basis
The financial statements at June 30, 2009 and 2008 have been prepared in accordance with generally accepted accounting principles in Chile.
i)	Monetary correction
Due to the negative variation of the Consumer Price Index (CPI) published by the National Institute of statistics during the period (-2.3%), the present financial statements have not been adjusted for the period covered from January 1, 2009 to June 30, 2009 (the variation for the period 2008 was 3.2%).
j)	Conversion basis
At June 30, 2009 and 2008 assets and liabilities in foreign currency and UF have been expressed according to the following:

	2009	2008
	$	$

US Dollar	531.76	526.05
UF	20,933.02	20,252.71
The corresponding exchange differences are accounted for in the results for the periods within the item Exchange Differences.

k)	Inventories
Inventories are presented at price-level restated costs and do not exceed their net realizable value.
f)	Allowance for doubtful accounts
Based on historical behaviour of the portfolio of clients, the Company maintains a provision for covering possible losses due to non recoverable accounts. This allowance is presented net of its corresponding asset accounts.
g)	Fixed assets
Fixed assets are stated at cost plus price-level restatements. Depreciation for each year has been calculated using the straight-line method, based on the estimated useful lives assigned to the assets.
h)	Intangibles
Intangibles correspond to medical registers and commercial brands, which are presented at their price-level restated cost net of amortization. Medical registers represent pharmaceutical and cosmetics rights paid to the Chilean Institute of Public Health (ISP) for the right of use of these products in Chile and abroad. This rights are amortized on straight-line basis over the period covered by the rights (5 years).
i)	Income tax and deferred tax
In agreement with current tax regulations, income tax is determined on accrual basis.
Deferred tax is based on all the temporary differences that originate from tax and accounting basis of assets and liabilities. This conforms to the Technical Bulletins N° 60, 69, 71 and 73 issued by the Chilean Institute of Accountants.
j)	Vacation
The annual cost of vacation has been accounted for in the financial statements on an accrual basis.
k)	Statement of cash flows
The Company has considered all available funds and investments that are easy to liquidate within 90 days as cash and cash equivalents.
All cash flows relating to the Company’s business, including interest paid, financial income and all other flows that are not defined as investing or financing have been included under operating activities. The operational concept used in this statement is wider than that considered in the statement of income.
l)	Derivative contracts
At the end of each year the Company maintains derivative contracts that cover the present and near future transactions. As of June 30, 2009 and 2008, these derivatives contracts have not been included within the local financial statements and their impact have been included as a reconciliation item in Note 16 f) to conform with US GAAP requirement.

NOTE 3 – MONETARY CORRECTION
The application of the monetary correction mechanism, as described in Notes 2 c) and d) is summarised as follows:

	Credit (charge)
	to financial
	statements
	2009	2008
	ThCh$	ThCh$
Update of:
Equity	—	(29,247)
Current assets	(2,650)	750
Intangibles	—	3,813

Total	(2,650)	(24,684)

NOTE 4 – EXCHANGE DIFFERENCES
At June 30, 2009 and 2008, the Company maintains assets and liabilities in dollars that generated the following exchange differences:

Item	Currency	2009	2008
		ThCh$	ThCh$
Assets (charge)/credit
Cash	Dollars	20,032	(12,587)
Other assets	Dollars	(4,932)	—

Total (charge)/credit		15,100	(12,587)

Liabilities (charge)/credit
Imports in transit	Dollars	34,344	(2,000)
Bank obligations	Dollars	(84,353)	(2,707)

Total (charge)/credit		50,009	(4,707)

Total exchange rate difference		(34,909)	(17,294)

NOTE 5 – ACCOUNT RECEIVABLE
At June 30, 2009 and 2008, the details are the following:

	2009	2008
	ThCh$	ThCh$

Local clients	2,562,936	1,372,665
Allowance for doubtful accounts	(101,299)	(9,620)

Total accounts receivable	2,461,637	1,363,045

NOTE 6 – BALANCES AND TRANSACTIONS WITH RELATED COMPANIES
a)	Accounts receivable from related companies — short term

Entity	Type of relationship	2009	2008
		ThCh$	ThCh$

Farmacias Ahumada S.A.	Indirect	942,575	629,564

b)	Accounts payable to related companies- short term

Entity	Type of relationship	2009	2008
		ThCh$	ThCh$

Laboratorio Volta	Shareholder	310,482	194,534

c)	The transactions made with related companies during the six-month period ended June 30, 2009 and 2008 were the following:
At June 30, 2009

				(Charge) credit
Entity	Type of relationship	Concept	Transaction	to income
			ThCh$	ThCh$

Farmacias Ahumada S.A.	Indirect	Sale of inventory	1,287,933	169,661

Laboratorio Volta S.A.	Shareholder	Sale of inventory	105,401	21,924
		Inventory bought	643,144	—
At June 30, 2008

				(Charge) credit
Entity	Type of relationship	Concept	Transaction	to income
			ThCh$	ThCh$

Farmacias Ahumada S.A.	Indirect	Sale of inventory	708,512	101,728

Laboratorio Volta S.A.	Shareholder	Sale of inventory	319,626	93,084
		Inventory bought	388,179	—
NOTE 7 – INVENTORIES
As of June 30, 2009 inventories are valued as described in Note 2 e) and are comprised as follows:

	2009	2008
	ThCh$	ThCh$

Finished products	1,916,735	606,379
Merchandise in transit	63,676	145,998
Direct materials	111,829	104,249
Materials and packaging	146,888	39,182
Products in process	17,756	8,899

Total inventories	2,256,884	904,707

NOTE 8 – FIXED ASSETS
As of June 30, 2009 fixed assets are comprised as follows:

	2009	2008
	ThCh$	ThCh$

Computer equipment	12,553	6,650
Furniture and utilities	3,852	2,196

Total fixed assets	16,405	8,846

Accumulated depreciation	(6,441)	(3,110)

Total fixed assets (net)	9,964	5,736

The charge for depreciation during the six-month period ended June 30, 2009 amounted to ThCh$ 1,855 (ThCh$ 1,253 in 2008). This was included within the administrative and selling expenses item in the statement of income.
NOTE 9 – INTANGIBLES
The composition of this item is as follows:

	2009	2008
	ThCh$	ThCh$

Medical registers	196,430	166,374
Trade marks	5,263	5,138

Subtotal	201,693	171,512
Accumulated amortization	(99,386)	(49,839)

Total	102,307	121,673

NOTE 10 – DERIVATIVE CONTRACTS
At June 30, 2009 and 2008, Pharma Genexx S.A. maintains derivative contracts to cover its obligations with banks held in US dollars.
As of June 30, 2009 and 2008, these derivatives contracts have not been included within the local financial statements and their impact have been included as a required reconciliation item in Note 16 f) to conform with US GAAP.

NOTE 11 – OBLIGATIONS WITH BANKS AND FINANCIAL INSTITUTIONS

Bank	Currency type	2009	2008
		ThCh$	ThCh$

Itaú Bank	Dollars	232,344	298,646
Itaú Bank	Chilean pesos	—	147,290
Bank of Chile	Dollars	120,078	89,096
Bank of Chile	Chilean pesos	300,000	—
Bice Bank	Dollars	391,158	142,082
Bice Bank	Chilean pesos	—	103,426
Santander Bank	Dollars	66,278	196,447
Santander Bank	Chilean pesos	—	103,000
Corp Banca Bank	Dollars	309,099	—
Corp Banca Bank	Chilean pesos	—	240,478
BBVA Bank	Dollars	300,000	—
BBVA Bank	Chilean pesos	397,395	—

Total		2,116,352	1,320,465

NOTE 12 – INCOME TAX AND DEFERRED TAX
a)	Tax obligations
At June 30, 2009 and 2008, the income tax provision of ThCh$ 142,576 (ThCh$ 48,530 in 2008) is presented net of monthly provisional payment of ThCh$ 44,744 (ThCh$ 21,552 in 2008).
b)	Deferred tax
The accumulated balance of deferred tax at the end of the period is as follows:
Temporary differences

	Short term
	2009	2008
	ThCh$	ThCh$

Assets
Vacation accrual	2,709	2,189
Allowance for doubtful accounts	22,607	700
Fair value derivatives	17,947	—
Obsolescence provision	12,867	—

Total assets	56,130	2,889

c)	Effect on Income
As of June 30, 2009 and 2008, the Company has not recorded the impact of deferred tax in its financial statement. This adjustment has been included as a required reconciliation item in Note 16 f) to conform with US GAAP.

	(Charge) credit to
	financial statements
	2009	2008
	ThCh$	ThCh$

Current tax expenses	(134,894)	48,117

NOTE 13 – EQUITY
The movement in equity is as follows:

	Paid-in	Capital	Retained	Income (loss)
	capital	revaluation	earnings	in period	Total
	ThCh$	ThCh$	ThCh$	ThCh$	ThCh$

Balance as of January 1, 2008	827,882	—	(14,227)	73,695	887,350
Transfer to retained earnings	—	—	73,695	(73,695)	—
Monetary correction	—	26,492	1,903	—	28,395
Net income for the period	—	—	—	230,040	230,040

Balance as of June 30, 2008	827,882	26,492	61,371	230,040	1,145,785

In constant pesos of June 30, 2009 for comparative purposes	852,718	27,287	63,212	236,941	1,180,158

Balance as of January 1, 2009	1,305,163	—	64,761	336,007	1,705,931
Transfer to retained earnings	—	—	336,007	(336,007)	—
Net income for the period	—	—	—	608,482	608,482

Balance as of June 30, 2009	1,305,163	—	400,768	608,842	2,314,413

During October 2008, Fasa Chile S.A. and Laboratorio Volta S.A. integrated capital contributions of ThCh$ 200,000 (historical value), with each maintaining their participation at 50%.
During August 2007, Fasa Chile S.A. and Laboratorio Volta S.A. integrated capital contributions of ThCh$ 200,000 (historical value), with each maintaining their participation at 50%.
On September 22, 2006, the companies Fasa Corp S.A. and Laboratorio Volta S.A. concurred to the formation of the Company, each with a cash contribution of ThCh$ 200,000 (historical value) and contributions payable of ThCh$ 800,000 (historical value), with each maintaining their ownership at 50%.

NOTE 14 – AGREEMENTS AND CONTINGENCIES
The Company administration and their legal counsels are not aware of any possible contingencies and/or agreements that could affect the financial statements at June 30, 2009 and 2008.
NOTE 15 – SUBSEQUENT EVENTS
There is no knowledge of events occurring between June 30, 2009 and the issuance date of these financial statements that could significantly affect their interpretation.
NOTE 16 – DIFFERENCES BETWEEN CHILEAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES
Accounting principles generally accepted in Chile vary in certain important respects from the accounting principles generally accepted in the United States. Such differences involve certain methods for measuring the amounts shown in the financial statements, as well as additional disclosures required by accounting principles generally accepted in the United States (“US GAAP”).
I.	Differences in measurement methods
The principal methods applied in the preparation of the accompanying financial statements which have resulted in amounts which differ from those that would have otherwise been determined under US GAAP are as follows:
a)	Inflation accounting
Chilean accounting principles require that financial statements be restated to reflect the full effects of loss in the purchasing power of the Chilean peso on the financial position and results of operations of reporting entities. The method, described in Note 2, is based on a model which enables calculation of net inflation gains or losses caused by monetary assets and liabilities exposed to changes in the purchasing power of the local currency, by restating all non-monetary accounts in the financial statements. The model prescribes that the historic cost of such accounts be restated for general price-level changes between the date of origin of each item and the year-end, but allows direct utilization of replacement values for the restatement of inventories as an alternative to the price-level restatement of those assets, but only if the resulting variation is not material.
The inclusion of price-level adjustments in the accompanying financial statements is not considered appropriate under US GAAP; accordingly, the effect of price-level changes has been eliminated in the reconciliation to US GAAP.
b)	Income tax
Under Chilean GAAP, effective January 1, 2000, the Company began applying Technical Bulletin No. 60 of the Chilean Institute of Accountants (“TB 60”) concerning deferred income taxes. TB 60 requires the recognition of deferred income taxes for all temporary differences, whether recurring or not, using an asset and liability approach. The effects of deferred income taxes at January 1, 2000 that were not previously recorded, were recognized, in accordance with the transitional provision provided by TB 60, against asset or liability accounts (“complementary accounts”) and were recorded to offset the effects of the deferred tax assets and liabilities not recorded prior to January 1, 2000. Complementary accounts are amortized to income over the estimated average reversal periods corresponding to underlying temporary differences to which the deferred tax asset or liability related. A valuation allowance is provided if, based on the weight of available evidence, some portion, or all, of the deferred income tax assets will not be realized.

For U.S. GAAP purposes, the Company applied SFAS No. 109, “Accounting for Income Taxes”, whereby income taxes are also recognized using substantially the same asset and liability approach, with deferred income tax assets and liabilities established for temporary differences between the financial reporting basis and tax basis of the Company’s assets and liabilities at enacted rates expected to be in effect when such amounts will be realized. A valuation allowance is provided against deferred tax assets that are not recoverable on a more-likely-than-not basis.
The effect of providing for deferred income taxes for the differences between the amounts shown for assets and liabilities in the balance sheet and the tax basis of those assets and liabilities is included in paragraph 1 f) below and certain disclosures required under FAS 109 are set forth under section III b) below.
c)	Comprehensive income
Comprehensive income (loss) is the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. For US GAAP purposes, companies are required to report comprehensive income and its components in a full set of general purpose financial statements. US GAAP requires that all items that are required to be recognized under accounting standards as components of comprehensive income be reported in a financial statement that is displayed with the same prominence as other financial statements. Under Chilean GAAP, the statement of comprehensive income is not required, and all transactions arising from non-owner sources are reported as balance accounts until realized.
As of June 30, 2009 and 2008, there were no transactions to be reported within the statement of comprehensive income.
d)	Derivative financial instruments
The Company enters into foreign currency forward exchange contracts to cover the risk of exposure to exchange rate differences arising from its import agreements (letter of credits). Under these forward contracts, for any rate above or below the fixed rate, the Company receives or pays the difference between the spot rate and the fixed rate for the given amount at the settlement date.
Under Chilean GAAP, derivatives are accounted for in accordance with Technical Bulletin N° 57, “Accounting for Derivative Contracts” (“TB 57”). Under TB 57, all derivative financial instruments should be recognized on the balance sheet at their fair value. In addition, TB 57 requires that derivative financial instruments be classified as Non-hedging (investment) instruments and Hedging instruments, the latter further divided into those covering existing transactions and those covering anticipated transactions.
Contracts to cover existing transactions hedge against the risk of a change in the fair value of a hedged item. The differences resulting from the changes in the fair value of both the hedged item and the derivative instrument should be accounted for as follows:
i.	If the net effect is a loss, it should be recognized in earnings in the period of change.

ii.	If the net effect is a gain, it should be recognized when the contract is closed and accordingly deferred on the balance sheet.

iii.	If the net effect is a gain and net losses were recorded on the transaction in prior years, a gain should be recognized in earnings in the current period up to the amount of net losses recorded previously.

iv.	If the effect is a net loss and net gains were recorded (as deferred revenue) on the transaction in prior years, the gain should be utilized to offset the net loss before recording the remaining loss in the results of operations for the year.

Contracts to cover anticipated transactions are those that have the objective of protecting cash flow risks of a transaction expected to occur in the future (cash flow hedge). The hedging instrument should be recorded at its fair value and the changes in fair value should be stated on the balance sheet as unrealized gains or losses. When the contract is closed the unrealized gains or losses on the derivative instrument should be recognized in earnings without affecting the cost or sales price of the asset acquired or sold in the transaction. However, probable losses arising from purchase commitments should not be deferred.
Non-hedging (investment) instruments should also be presented at their fair value, with changes in fair value reflected in the earnings of the period in which the change in fair value occurs.
Under US GAAP, the Company applies SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”, as amended by SFAS 137 and SFAS 138 on the same matter (collectively referred to herein as “SFAS 133”). SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS 133 requires that all derivative instruments be recognized on the balance sheet at fair value and that changes in the fair value be recognized in income when they occur, the only exception being derivatives that qualify as hedges. To qualify the derivative instrument as a hedge, the Company must meet strict hedge effectiveness and contemporaneous documentation requirements at the initiation of the hedge and assess the hedge effectiveness on an ongoing basis over the life of the hedge. At June 30, 2009, and 2008, the forward contracts designated as hedges for Chilean GAAP purposes, did not meet the documentation requirements to be designated as hedges under US GAAP. Accordingly, for US GAAP purposes the Company recognizes all changes in fair values in results as incurred. Deferrals are not permitted under US GAAP for companies that do not qualify for hedge accounting. As of June 30, 2009 and 2008, the Company has not recorded its outstanding derivative contracts. The impact of this adjustment has been included as a required reconciliation item in Note 16 f) bellow to conform with US GAAP.
e)	Under Chilean GAAP, beginning in 1998 trademarks are amortized over a period not exceeding 20 years. Under US GAAP, internally developed trademarks are expensed as incurred.

f)	Effects of conforming to US GAAP
The adjustments to reported net income pursuant to Chilean GAAP required to conform with accounting principles generally accepted in the United States are as follows:

	2009	2008
	ThCh$	ThCh$

Net income as shown in the Chilean GAAP financial statements	608,482	230,040
Reversal of price level adjustment of (par. 1 a)):
Inventories	96,643	9,635
Other non monetary assets	—	(3,856)
Pre-paid expenses	130	(285)
Recoverable tax	2,520	(289)
Equity	—	28,395
Adjustment for deferred income taxes (par. 1b))	(17,486)	(2,336)
Adjustment related to derivative instruments (par. 1d))	3,559	4,038

Net income according to US GAAP	693,848	265,342

Comprehensive income according to US GAAP, net of tax (par. 1c))	693,848	265,342

The adjustments required to conform net equity amounts to the accounting principles generally accepted in the United States are as follows:

	2009	2008
	ThCh$	ThCh$

Net equity as shown in the Chilean GAAP financial statements	2,314,413	1,145,785
Reversal of price level adjustment of (par. 1 a)):
Fixed assets	(1,305)	(771)
Accumulated depreciation	375	172
Trademarks	(20,270)	(10,940)
Amortization of trademarks	2,609	792
Pre-paid expenses	(2,087)	(640)
Recoverable tax	(1,443)	(876)
Adjustment for deferred income taxes (par. 1 b))	4,525	(1,510)
Adjustment related to derivative instruments (par. 1 d))	—	21,145
Adjustment for Trademarks (par. 1 e))	(4,500)	(4,500)

Net equity according to US GAAP	2,292,317	1,148,657

The following summarizes the changes in Shareholders’ equity under US GAAP during the period ended June 30, 2009 and 2008:

	2009	2008
	ThCh$	ThCh$

Balance at December 31, 2008/2007	1,598,469	883,315
Net income for the period	693,848	265,342

Balance at June 30, 2009/2008	2,292,317	1,148,657

II.	US GAAP Condensed Balance Sheet
BALANCE SHEET
(Unaudited)
US GAAP

	At June 30,
ASSETS	2009	2008
	ThCh$	ThCh$

CURRENT ASSETS
Cash and cash equivalent	146,213	109,797
Account receivable (net)	2,461,637	1,323,345
Notes receivables	21,442	5,063
Sundry debtors	11,977	21,605
Accounts receivables form related companies	942,575	611,227
Inventories	2,256,884	878,356
Prepaid expenses	1,242	2,972
Deferred tax	57,495	—

Total current assets	5,899,465	2,952,365

FIXED ASSETS
Other fixed assets	15,100	7,817
Accumulated depreciation	(6,067)	(2,847)

Total fixed assets (net)	9,033	4,970

OTHER ASSETS
Deferred tax long term	3,160	1,827
Intangibles (net)	80,146	103,481

Total assets	5,991,804	3,062,643

	At June 30,
LIABILITIES AND EQUITY	2009	2008
	ThCh$	ThCh$

CURRENT LIABILITIES
Obligations to banks and financial institutions	2,116,352	1,282,005
Accounts payable	1,017,301	343,125
Accounts payable to related companies	310,482	188,868
Provisions	106,139	63,061
Withholdings	48,077	9,326
Income tax provision	101,136	27,069
Deferred Tax	—	532

Total current liabilities	3,699,487	1,913,986

EQUITY
Common stock	—	—
Paid — in capital	1,195,687	799,077
Retained earnings	1,096,630	349,580

Total equity	2,292,317	1,148,657

Total liabilities and equity	5,991,804	3,062,643

II.	US GAAP Condensed Statement of Income
STATEMENT OF INCOME
(Unaudited)
US GAAP

	For the six months
	period ended June 30,
	2009	2008
	ThCh$	ThCh$

OPERATIONAL PROFIT
Net sales	4,524,083	2,384,669
Cost of sales	(2,794,679)	(1,545,496)

Gross margin	1,729,404	839,173
Administrative and selling expenses	(769,646)	(475,535)

Operating income	959,758	363,638

NON-OPERATING PROFIT
Financial income	26	—
Financial expenses	(82,206)	(36,091)
Exchange differences	(31,350)	(12,752)

Non-operating income	(113,530)	(48,843)

Income before income tax	846,228	314,795
Income tax	(152,380)	(49,453)

NET INCOME	693,848	265,342

Jorge Uauy S.	Cristian Hernández
General Manager	Administration and Finance Manager
Ema Maidana
General Accountant